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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): August 8, 2002


                          FLAG Telecom Holdings Limited
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             (Exact name of registrant as specified in its charter)


           BERMUDA                     000-29207                   N/A
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification Number)


              CEDAR HOUSE, 41 CEDAR AVENUE, HAMILTON HM12, BERMUDA
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               (Address of principal executive offices) (Zip Code)

                                 (441) 296-0909
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              (Registrants' telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (former name or former address, if changed since last report)

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On April 12, 2002, FLAG Telecom Holdings Limited (the "Company") and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Southern District of New York (the "Court"). This action was taken following the termination of a forbearance agreement and the acceleration of the bank debt of FLAG Atlantic Limited by the syndicate of banks which are its lenders, which constituted a cross-default under FLAG Telecom's indenture for its outstanding senior notes.

         On April 23, 2002, five additional subsidiaries of the Company, including FLAG Asia Limited and FLAG Telecom Group Services Limited, filed for relief under Chapter 11 of the Bankruptcy Code with the Court.

         On April 19, 2002, FLAG Telecom and two of its Bermudan subsidiaries filed parallel ancillary petitions (the "Bermuda Proceedings") pursuant to
Section 161 of the Companies Act 1981 of Bermuda (the "Bermuda Companies Act") in order to commence proceedings in the Supreme Court of Bermuda (the "Bermuda Court") for the winding up of the Company and the two subsidiaries, to create a stay of proceedings against the Company under Bermuda law, and to request the appointment of Joint Provisional Liquidators ("JPLs"). The Bermuda Proceedings are designed to maintain the status quo of the Company and the two subsidiaries and to allow the proceedings under the Bankruptcy Code to proceed, subject to the supervision and agreement of the JPLs.

         On April 29, 2002, FLAG Asia Limited, another Bermudan subsidiary, filed a parallel ancillary petition in Bermuda pursuant to Section 161 of the Bermuda Companies Act.

         Mr. Richard Heis and Ms. Chris Laverty of KPMG in England and Mr. Robert D Steinhoff of KPMG in Bermuda have been appointed as JPLs of FLAG Telecom, FLAG Limited, FLAG Atlantic Limited and FLAG Asia Limited, pursuant to
Section 161 of the Bermuda Companies Act. The JPLs have the power to oversee the continuation of the business of the Company and its subsidiaries under the control of the Company's Board of Directors and to oversee and liaise with the existing Board of Directors in effecting a reorganization of the Company.

         PLAN OF REORGANIZATION

         The Company has reached agreements in principle with its major creditors on the principal terms of a plan of reorganization which will substantially reduce its outstanding indebtedness to each of its major creditors, including representatives of the FLAG Atlantic Limited Bank Group, holders of the group's various senior notes and significant trade creditors. These agreements in principle are reflected in the Disclosure Statement which contains the Plan of Reorganization (the "Plan") which were approved by the Court on August 8, 2002, as amended, and are attached to this Current Report.

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         Selected significant terms of the Plan are as follows:

         1. Holders of the Company's 11 5/8% Senior Notes will receive US$245 million in cash, a US$45 million promissory note (callable at $30 million for 18 months) and 5% of the common stock of the reorganized and newly incorporated holdings entity ("FLAG
             Telecom Group Limited").

         2. Holders of FLAG Limited's 8 1/4% Notes will receive approximately 63% of the common stock of FLAG Telecom Group Limited.

         3. Bank lenders under a credit facility previously extended to FLAG Atlantic Limited will receive approximately 26% of the common stock of FLAG Telecom Group Limited.

         4. Certain significant trade creditors, such as Alcatel, Lucent, REACH and CIENA, will amend agreements with the Company and will receive other consideration, including, among others, notes, common stock of FLAG Telecom Group Limited and cash, as further detailed in the Plan.

         5. Trade creditors of the group, other than trade creditors of FLAG Atlantic Holdings Limited and its debtor subsidiaries, will receive a negotiated amount, reinstatement of their claims or payment in full.

         6. Trade creditors (other than Alcatel and Lucent) of FLAG Atlantic Holdings Limited and those of its subsidiaries which are debtors in the proceedings will receive pro rata rights to preference actions.

         As set forth in the Plan, current equity holders of the Company will not receive any consideration under the Plan.

         The Court has scheduled a hearing to consider confirmation of the Plan to commence on September 26, 2002 at 11:00 a.m. Eastern Time (the "Confirmation Hearing"). The Confirmation Hearing will be held at the United States Bankruptcy Court for the Southern District of New York, at One Bowling Green, 7th Floor, New York, New York 10004, before the Honorable Allan S. Gropper.

         At the Confirmation Hearing, the Court will consider whether the Plan satisfies the various requirements of the Bankruptcy Code.

         In the event that the Plan is not confirmed by the Court, the Company will remain in an insolvent state and as such the Board of the Company, absent an alternative, may be forced to proceed to seek a winding up order from the Bermuda Court. This will involve a Bermuda Court-supervised liquidation procedure in Bermuda with liquidators in place, and the Board will no longer be empowered to act on behalf of the Company, except to the extent separately authorized to do so. If the Plan is confirmed by the Court, the Company anticipates that the Plan will become effective on or about October 7, 2002.

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ITEM 5.  OTHER EVENTS.

         RESIGNATION OF ARTHUR ANDERSEN

         The Company is currently seeking appointment of a new auditor. As reported by the Company in a Current Report on Form 8-K on August 7, 2002, Arthur Andersen resigned as the Company's auditor effective July 31, 2002 as a result of Arthur Andersen UK's agreement with Deloitte & Touche pursuant to which partners and staff of Arthur Andersen UK joined Deloitte & Touche. The Company is in the process of finding a new auditor and obtaining the necessary approvals therefor, including the approval of the Court. Until such an appointment is made and approved by the Court, however, the Company will not have an auditor. On August 13, 2002, the Company announced that it will delay the filing of its interim financial statement on Form 10-Q for the quarter ended June 30, 2002 until it has a new auditor in place to review the interim financial statement. The Company's most recent financial information can be found in the Disclosure Statement which includes the Plan approved by the Court on August 8, 2002 and is attached as Exhibit 2.1 to this report.

         RESTATEMENT OF ACCOUNTS AFTER CONFIRMATION OF THE PLAN

         As further detailed above in Item 3, pursuant to the Plan, the holding company FLAG Telecom Group Limited will be placed above the Company. Exhibit E to the Disclosure Statement sets forth a projected consolidated balance sheet of FLAG Telecom Group Limited showing the pro forma effect of the reorganization pursuant to the Plan and projected consolidated statements of operations and statements of cash flow (the "Projected Financial Statements"). The Projected Financial Statements are based on the assumption that the Court will confirm the Plan and the effective date of the Plan will be around the end of September 2002. The Projected Financial Statements reflect the effects of "fresh start accounting" which will apply to FLAG Telecom Group Limited's financial statements upon the effectiveness of the Plan.

         FLAG Telecom Group Limited's Projected Financial Statements differ significantly from the Company's financial statements for the year ended December 31, 2001 and the quarter ended March 31, 2002 (the "Historical Financial Statements"), which do not take into account the Plan. The Company believes that in light of the Company's pending proceedings in the Court and its current situation, the Historical Financial Statements do not represent a meaningful or relevant picture of the Company and its financial condition and that the Projected Financial Statements do present such a meaningful and relevant picture.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)      Exhibits

Exhibit No.       Description
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2.1               Third Amended and Restated Disclosure Statement attaching the
                  Third Amended and Restated Joint Plan of Reorganization of the
                  Company under Chapter 11 of the Bankruptcy Code, dated
                  August 8, 2002.

99.1              Press Release dated August 13, 2002 of the Company.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FLAG TELECOM HOLDINGS LIMITED



                                By: /s/ KEES VAN OPHEM
                                    -------------------------------
                                    Kees van Ophem
                                    General Counsel and Assistant Secretary


Dated:  August 13, 2002

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                                  EXHIBIT INDEX

Exhibit No.       Description
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2.1               Third Amended and Restated Disclosure Statement attaching the
                  Third Amended and Restated Joint Plan of Reorganization of the
                  Company under Chapter 11 of the Bankruptcy Code, dated
                  August 8, 2002.

99.1              Press Release dated August 13, 2002 of the Company.

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